1Q 2020 Results May 8, 2020

www.nblenergy.com | NASDAQ: NBL

Strong 1Q Execution and Delivery

Better than plan on capital, costs and volumes

First Quarter Performance

Capital Expenditures Significantly Below 1Q Guide

Strong 1Q Liquidity of $4.4 Bn, including $1.4 Bn in Cash

Well Productivity and Accelerated Completions Led to U.S. Onshore Volumes Ahead of Plan

Leviathan Commenced Production on December 31, 2019; Exports Commenced in January 2020

Cost Performance Significantly Better than Plan Across All Areas

Financial & Operating Metrics	1Q Guide	1Q Actuals	Δ Guide
Organic Capital ($MM)	475 – 550	**399**	(113)
Total Sales Volumes (MBoe/d)	378 – 398	**390**	2
Oil (MBbl/d)	129 – 139	**139**	5
Total U.S. Oil (MBbl/d)	109 – 119	**117**	3
Israel Natural Gas (MMcfe/d)	410 – 440	**393**	**(32)**
Unit Production Expenses ($/BOE)	8.50 – 9.25	**7.77**	(0.73)
Lease Operating Expense		*3.91*	
GT&P		*2.66*	
Production Taxes		*1.10*	
Other Royalty		*0.10*	
Marketing and Other[1] ($MM)	25 – 30	**23**	(4)
DD&A ($/BOE)	13.75 – 14.75	**13.87**	(0.38)
Exploration[2] ($MM)	22 – 30	**19**	(7)
G&A ($MM)	88 – 98	**85**	(8)
Interest, net ($MM)	78 – 88	**81**	(2)
Equity Investment Income ($MM)	0 – 10	**(24)**	**(29)**
Midstream Services Revenue ($MM)	30 – 38	**25**	**(9)**
NCI – NBLX Public Unitholders[3] ($MM)	22 – 30	**28**	**2**

(1) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.
(2) Excluding exploration impairment related to unproved leasehold.
(3) Excludes NCI loss of $72 million related to NBLX goodwill impairment. Adjusted from earnings on Non-GAAP reconciliations in 1Q earnings release.

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www.nblenergy.com | NASDAQ: NBL

U.S. Onshore – 1Q Results

Production toward high end on lower than expected capital


USO Net Production and Capex
MBoe/d
350
300
250
200
150
100
50
0
$MM
600
500
400
300
200
100
0
1Q19
2Q19
3Q19
4Q19
1Q20
Oil
NGL
Gas
CAPEX

1Q20 Activity	DJ Basin	Delaware	Eagle Ford	Total
Oil (MBbl/d)	69	41	7	117
NGL (MBbl/d)	34	14	18	66
Gas (MMcf/d)	318	73	125	516
Total Sales (MBoe/d)	156	67	46	269
Organic Capital ($MM)	186	141	5	332
Operated Rigs (1)	2.5	2	0	4.5
Wells Drilled (1)	42	14	0	56
Wells Completed (1)	36	23	0	59
Wells Brought Online (1)	29	22	0	51
Avg. Working Interest	*99%*	*88%*	-	
Avg. Lateral Length (ft)	*9,708*	*8,088*	-	

1Q20 Key Highlights

U.S. Onshore Efficiencies Exceeding Expectation

- Well costs reductions driven by shorter cycle times and efficiency improvements
- Unit operating costs significantly below expectation with LOE of $4.31 / BOE

DJ Basin Momentum Continues

- Well costs down an additional ~$200 K; LOE down 15% y/y
- New econode design removes produced water and oil tanks reducing surface footprint, emissions, and well costs
- Wells Ranch CDP approved with potential to add an additional 250 drilling permits

Delaware Basin Execution Enhancements

- Well costs down an additional ~$700 K
- Avg. drilling days reduced to ~13, >15% improvement sequentially
- Record low LOE at $6.67 / BOE; down >30% year over year

(1) Activity represents NBL operated only

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Offshore – 1Q Results
www.nblenergy.com | NASDAQ: NBL

Strong base performance with major project catalysts

1Q20 Key Highlights

Leviathan Commissioning Near Complete

- Start-up and 1Q20 operations safely completed without a recordable incident
- Exports to Jordan and Egypt underway early in 1Q20
- ~95% runtime at the Leviathan platform during 1Q20

Eastern Mediterranean Unit Production Costs Lower than Anticipated at ~$0.45 / Mcfe

Aseng 6P Outperformance Contributes to Additional Oil Lifting Volumes in EG

Alen Gas Monetization Progresses with Offtake Contracts Finalized

- Line pipe began arriving in EG in early March
- Offtake sales agreement finalized
- Project on track for an early 2021 start-up


Eastern Mediterranean Gross Sales Volumes
Leviathan contributes substantial growth YoY
MMcfe/d
1,600
1,200
800
400
0
Israel
Exports
1Q18
1Q19
1Q20


Equatorial Guinea Net Sales Volumes
Oil volumes benefitted by Aseng 6P
MBoe/d
60
45
30
15
0
Oil
NGL
Gas
1Q18
1Q19
1Q20

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Financial Position www.nblenergy.com NASDAQ: NBL Continued focus on financial strength and flexibility $ Bn No Near-term Upcoming NBL Debt Maturities Robust Liquidity of $4.4 Bn at end of 1Q 4 • $1.4 Bn cash on hand; $3.0 Bn available from unsecured, committed credit facility, held by ~25 banks 3 ▪ Proactive 1Q20 draw an abundance of caution Expect to repay 2 $1 Bn revolver draw as • NBL credit facility contains only one financial covenant – normalcy returns to debt to total capitalization(1) less than 65% market ▪ Ended 1Q20 at ~35% 1 - Actions to Reduce Cash Outflows and Preserve 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2040+ Note: NBLX debt is non-recourse to NBL and is not depicted Liquidity • ~$1.3 Bn in savings through capital reductions, cost Advantageous Bond Maturity Profile 10.0% Median improvements and adjusted dividend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.0% Peer Leading Bond Maturity Profile at Competitive 6.0% Rates Coupon Avg Median • No significant maturities through 2024 4.0% NBL Wtd 2.0% Investment Grade Credit Rating Across All Agencies 4 6 8 10 12 14 16 18 20 Wtd Avg Years to Maturity Note: Peers include APA, CHK, CLR, DVN, EOG, HES, MRO, MUR, OVV, WPX, XEC (1) As defined by the revolving credit facility agreement. 5

Hedge Book www.nblenergy.com NASDAQ: NBL Maximizing cash flows; protecting near-term downside 2020 WTI Hedged Volumes MBbl/d Weighted Avg Floor Weighted Average Cap Price 1Q Cash Received from Hedges Totaled $208 MM 140 $50 • Settled FY 2020 hedges (swaps, puts, 3-way collars) that had 120 reached maximum value below $48 WTI $40 100 80 $30 Rebuilt 2020 Crude Oil Hedge Protection With Fixed 60 $20 Price Swaps in 2Q and Swaps/Collars in 2H 40 $10 • 2Q oil swaps materially above current strip pricing 20 • 2H hedges providing upside in recovery scenario 0 $0 Q2 Q3 Q4 MMcf/d 2020 U.S. Gas Hedges Significant Basis Swap Positions for WTI Roll, 160 Delaware Crude and DJ Basin Natural Gas 120 Wtd Avg Go-Forward Hedge Book as of March 31, 2020 Valued at Wtd Avg 80 Floor: $2.63 Price: $(0.56) ~$235 MM at Current Strip Prices Cap: $2.68 40 Wtd Avg Price: $(1.05) 0 Henry Hub Hedges CIG Basis Waha Basis Note: see April 20, 2020 8K filing for full hedge position 6

2020 Updated Outlook www.nblenergy.com NASDAQ: NBL Capital discipline; focus on balance sheet and returns 2020 Capex Guidance $MM Capital Reduced 53% from Original Plan to $750 - $850 MM 2,500 $900 MM in capital reductions USO Israel WA • Deferring U.S. Onshore activity for more favorable environment 2,000 Capital • Major project spend on high-return projects in Israel and E.G. moving ahead; deferring exploration spend beyond 2020 1,500 1,000 500 Cash Expenses Decreased ~$225 MM 0 • Operating expenses anticipated to decrease by >10% 2019 2020E Original 2020E Updated • Cost initiatives, including executive compensation changes, 2020 Cash Cost Expectations Expense anticipated to reduce G&A by $50 MM $MM ~$225 MM in savings 1,800 Production Expenses G&A 1,500 Proactive in Preserving Financial Strength; $4.4 Bn in 1,200 Liquidity 900 • $1.4 Bn in cash as of 1Q20, no near-term maturities 600 300 Strength Financial • Collected $208 MM of cash proceeds from 1Q20 hedges; added additional protection for 2Q-4Q at attractive prices 0 2020E Original 2020E Updated 7

2020 Updated Outlook www.nblenergy.com NASDAQ: NBL Operational flexibility provides value preservation Positioning for the Future Value over Volume Capital Efficiency Improving with Sustainable Deferring Near-term Completion Activity Changes • Reduced U.S. onshore well costs through cycle time Voluntarily Curtailing Volumes in Q2 improvements • Curtailment decisions based on: • Exiting 2020 with >100 DUCs • Lower productivity wells and workover 1 deferrals where variable costs exceed netback pricing Anticipate U.S. Onshore Maintenance Capital of $600 - $700 MM in 2021 • 2 Deferral of high-rate production to a • Holding 4Q20 oil / BOE volumes flat to FY 2021 higher value time Supporting Margins Through Cash Cost Conventional Assets Anticipated to Generate Reductions Growth in 2021 with Minimal Capital • • Supply chain management and reduced Alen Gas Monetization contributing to growing cash workover expense improving LOE flow in 2021 • Eastern Mediterranean production capacity of 2.3 • Reduced G&A equates to $50 MM+ in annual Bcfe/d provides cash flow growth opportunity with savings no capital spend 8

U.S. Onshore – Updated 2020 Plans

Minimizing activity; maintaining flexibility for future

www.nblenergy.com | NASDAQ: NBL

2020 Outlook

U.S. Onshore Capital Reduced to ~$575 MM

- >55% of the 2020 total was spent in 1Q20; remaining amount weighted towards DJ activity
- TIL activity finished in April; suspended all completion activity, reserving $75-$100 MM for potential 4Q activity
- Implementing voluntary curtailments beginning in May
  - 5-10 MBbl/d in May
  - 30-40 MBbl/d in June

DJ Basin Building DUC Inventory

- 1 rig retained for the remainder of the year, drilling low cost, Mustang Row 3 wells (~5 wells drilled per month)

Delaware Basin Activity Deferred For More Favorable Price Environment

- No current activity
- EPIC Crude Pipeline commenced full service early in 2Q


DJ Basin
Whitecliffs &
Saddlehorn Pipelines
Cushing
Delaware Basin
Advantage Pipeline
Eagle Ford
Epic Pipeline

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www.nblenergy.com | NASDAQ: NBL

Eastern Mediterranean – Updated 2020 Plans

Differentiated asset base with long-term free cash flow


Aphrodite
35% WI
Leviathan
39.7% WI
Tamar
25% WI
Dalit
25% WI
Tamar SW
25% WI
Dor
Tel Aviv
Ashdod
Ashkelon
El Arish
Israel
Jordan
Egypt
NBL Interests
Producing
Discovery
Field Development
Noble Pipeline
INGL Pipeline
Arab Gas Pipeline
EGAS Pipeline
EMG Pipeline
Aqaba-El Arish Pipeline



Tamar Platform



Leviathan Platform

Strong Initial 2020 Performance – January / February Sales Avg. ~1.5 Bcfe/d, 1Q20 Avg. 1.42 Bcfe/d

- Leviathan per well deliveries proven to >350 MMcfe/d; facility runtime last month avg. ~100%
- COVID-19 pandemic began impacting regional gas demand late 1Q

Beginning to see Economic Recovery in Israel and EMed Region Following COVID-19 Impacts

- 2Q volumes anticipated lowest for 2020 due to weather seasonality

2H 2020 Anticipated Sales Volume Increase Reflects Egypt Volume Uplift and Seasonal Demand

- Pipeline expansion work for EMG remains on schedule
- 3Q anticipated to be highest demand for 2020

Combined Installed Capacity of 2.3 Bcfe/d Supports Future Demand Growth with Minimal Capital Spend

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West Africa – Updated 2020 Plans

www.nblenergy.com | NASDAQ: NBL

Strong base reservoir performance; continuing forward with Alen gas

Higher Planned Oil Liftings (Brent Pricing) Expected in 2020, Driven by Strong Base Performance and Aseng 6P Impact

- 4Q20 West Africa volumes to be impacted by planned maintenance at Aseng and construction at Alen

Alen Gas Monetization Project ~30% Complete; Still on Schedule for Early 2021 Startup

- Delivered and offloaded all line pipe in EG
- Managing all equipment deliveries and project installation in light of global COVID-19 pandemic
- Initial net production rate 75-115 MMcfe/d, including condensate and LPGs

Finalized Alen Gas Marketing Contract with Large Global LNG Trader

- Sales point FOB LNG plant
- Anticipate ~2 year payout of capital based on current global pricing and toll arrangement
- Approximately $230 MM expected cash flow swing from 2020 to 2021



NBL Interests
Discoveries
Aseng FPSO
Alen Gas Monetization Future Pipeline
Existing Pipeline
Equity Method Investments
Unaffiliated Party
Alba 33% WI
Equatorial Guinea
Punta Europa
Bioko Island
Alen 45% WI
BLOCK O
BLOCK I
YoYo 75% WI
Aseng 38% WI
Yolanda 40% WI
Cameroon
AMPCO (Methanol Plant)
Alba Plant (LPG Plant)
EG LNG (LNG Plant)



Alen line pipe offload in EG during 1Q



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Environmental, Social, and Governance www.nblenergy.com NASDAQ: NBL Committed to our people and the environment Metric Tons Record- Low 2019 Greenhouse Gas Emissions Intensity: >15% CO2e/MBoeGlobal Greenhouse Gas Emissions Reduction from 2017 16 Intensity • 2019 US Onshore production facilities constructed tankless 12 • Permian production reduced flaring by 50% in 2019 over 2018 • Delivered significant emissions reductions through the installation 8 of emission controls on Tamar MEG system 4 0 Keeping Products in The Pipe: 2019 Hydrocarbon Spill Volume 2017 2018 2019 Reduced by 70% from 2018 Incidents per • Ongoing focus on process safety 200,000 man-hours • Tankless production facility design and pipeline sales of oil 0.75 Record TRIR Safety Performance minimizes spills through decreased trucking and handling 0.50 “No Harm” Culture Integrates Safety in All Operations • Focus on safe and efficient operations, cascading the message in 0.25 one voice through all levels of the organization 0.00 • 2019 – US Onshore record TRIR performance 2010 2014 2019 12

www.nblenergy.com NASDAQ: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals, the potential adverse impact of the COVID-19 pandemic on the Company’s business, financial condition and results of operations, and the markets and communities in which the Company operates and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources” or “net risked resources” or “discovered resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation contains certain non-GAAP financial measures, such as Adjusted Net Income and Adjusted EBITDAX. Reconciliations of these non-GAAP measures to the most comparable financial measure calculated in accordance with GAAP can be found in our most recent earnings release covering the relevant reporting period. Management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation also contains a forward-looking non-GAAP financial measure of free cash flow, which we define as cash flow from operations (the most comparable GAAP measure) less consolidated capital investments. Because we provide this measure on a forward-looking basis, however, we cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure, such as future impairments and future changes in working capital. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Management believes this forward-looking non-GAAP measure is a useful tool for the investment community in evaluating Noble Energy’s future liquidity. As with any non-GAAP measure, amounts excluded from such measure may be significant and such measure is not a substitute for the comparable measure calculated in accordance with GAAP. 13

Investor Relations Contacts Brad Whitmarsh Kim Hendrix 281.943.1670 281.943.2197 brad.whitmarsh@nblenergy.com kim.hendrix@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com